CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY (Parenthetical) (USD $)	12 Months Ended
	Dec. 28, 2013	Dec. 29, 2012	Dec. 31, 2011
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Cash dividends per share (in dollars per share)	$ 0.410	$ 0.400	$ 0.400
Issuance of shares under employee stock plans (in shares)	76,492	89,574	137,029
Issuance of shares under stock grant programs (in shares)	30,808	49,536	150,376
Issuance of shares under deferred compensation plans (in shares)	43,914	37,437	7,995